S&T Bancorp, Inc. Consolidated Selected Financial Data December 31, 2003 (Dollars in thousands except per share data)									Page 1 of 3
	2002				2003				Year Ended
	March	June	September	December	March	June	September	December	December	December
For the period:	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	2003	2002

Interest Income	$36,251	$36,672	$37,843	$40,394	$39,318	$38,722	$36,909	$36,511	151,460	$151,160
Interest Expense	14,473	14,147	13,826	13,854	12,924	12,380	11,439	10,323	47,066	56,300
Net Interest Income	21,778	22,525	24,017	26,540	26,394	26,342	25,470	26,188	104,394	94,860
Taxable Equivalent Adjustment	741	751	764	720	999	829	915	931	3,674	2,976
Net Interest Income (FTE)	22,519	23,276	24,781	27,260	27,393	27,171	26,385	27,119	108,068	97,836

Provision For Loan Losses	1,000	1,500	2,300	3,000	2,400	1,900	1,500	1,500	7,300	7,800
Net Interest Income
After Provisions (FTE)	21,519	21,776	22,481	24,260	24,993	25,271	24,885	25,619	100,768	90,036

Security Gains, Net	1,752	1,722	2,168	1,428	1,005	1,206	1,099	4,748	8,058	7,070

Service Charges and Fees	1,772	1,909	2,238	2,482	2,192	2,268	2,335	2,457	9,252	8,401
Wealth Management	1,248	1,433	1,340	1,349	1,295	1,429	1,326	1,360	5,410	5,372
Insurance	679	744	984	1,062	1,059	1,017	1,071	1,130	4,277	3,444
Other	1,829	1,847	2,219	2,473	2,162	1,645	3,426	1,974	9,207	8,393

Total Other Income	5,528	5,933	6,781	7,366	6,708	6,359	8,158	6,921	28,146	25,610

Salaries and Employee Benefits	6,994	6,299	6,700	7,375	7,581	7,649	8,100	8,215	31,545	27,368
Occupancy and Equip. Expense, Net	1,632	1,470	1,627	1,788	1,837	1,754	1,556	1,660	6,807	6,517
Data Processing Expense	697	695	921	726	822	811	956	877	3,466	3,039
FDIC Expense	71	70	68	80	81	76	76	72	305	289
Other	3,084	3,449	3,945	4,073	3,861	3,698	4,011	6,965	18,535	14,553

Total Other Expense	12,478	11,983	13,261	14,042	14,182	13,988	14,699	17,789	60,658	51,766

Income Before Taxes	16,321	17,448	18,169	19,012	18,524	18,848	19,443	19,499	76,314	70,950
Taxable Equivalent Adjustment	741	751	764	720	999	829	915	931	3,674	2,976
Applicable Income Taxes	4,107	4,871	4,988	5,404	4,987	5,243	5,251	5,382	20,863	19,370

Net Income	$11,473	$11,826	$12,417	$12,888	$12,538	$12,776	$13,277	$13,186	$51,777	$48,604

Per Common Share Data:

Shares Outstanding at End of Period	26,520,979	26,639,003	26,510,409	26,584,609	26,323,013	26,383,419	26,483,219	26,652,411	26,652,411	26,584,609
Average Shares Outstanding - Diluted	26,742,806	26,826,265	26,808,027	26,759,655	26,722,098	26,613,859	26,711,496	26,846,050	26,723,434	26,784,198
Net Income - Diluted	$0.43	$0.44	$0.46	$0.48	$0.47	$0.48	$0.50	$0.49	$1.94	$1.81
Dividends Declared	$0.24	$0.24	$0.24	$0.25	$0.25	$0.25	$0.26	$0.26	$1.02	$0.97
Book Value	$11.03	$11.25	$11.26	$11.51	$11.56	$12.10	$12.12	$12.48	$12.48	$11.51
Market Value	$25.45	$27.00	$25.18	$25.05	$25.57	$27.44	$28.50	$29.80	$29.80	$25.05

S&T Bancorp, Inc. Consolidated Selected Financial Data December 31, 2003 (Dollars in thousands)									Page 2 of 3
	2002				2003
	March	June	September	December	March	June	September	December
Asset Quality Data	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q

Nonaccrual Loans and Nonperforming Loans	$7,653	$6,248	$9,075	$5,831	$10,828	$8,557	$9,656	$9,120
Assets acquired through foreclosure
or repossession	2,166	2,431	365	2,188	2,362	2,327	2,420	2,363
Nonperforming Assets	9,819	8,679	9,440	8,019	13,190	10,884	12,076	11,483
Loan Loss Reserve	27,853	28,389	29,498	30,138	29,837	31,483	31,714	31,478
Nonperforming Loans / Loans	0.47%	0.37%	0.46%	0.29%	0.53%	0.42%	0.47%	0.43%
Loan Loss Reserve / Loans	1.72%	1.68%	1.49%	1.51%	1.47%	1.55%	1.54%	1.50%
Loan Loss Reserve /
Nonperforming Loans	364%	454%	325%	517%	276%	368%	328%	345%
Net Loan Charge-offs (Recoveries)	73	964	2,612	2,360	2,701	254	1,269	1,736
Net Loan Charge-offs (Recoveries)
(annualized)/Average Loans	0.02%	0.23%	0.59%	0.47%	0.55%	0.05%	0.25%	0.33%

Balance Sheet (Period-End)

Assets	$2,362,616	$2,425,854	$2,776,968	$2,823,867	$2,855,658	$2,915,039	$2,858,678	$2,901,303
Earning Assets	2,250,353	2,304,803	2,587,497	2,640,056	2,665,433	2,721,743	2,681,074	2,711,702
Securities	632,594	615,114	606,440	641,164	641,206	688,315	625,872	611,083
Loans, Gross	1,617,759	1,689,688	1,981,057	1,998,893	2,024,227	2,033,428	2,055,202	2,100,620
Total Deposits	1,602,308	1,636,266	1,931,458	1,926,119	1,947,249	1,927,035	1,937,201	1,962,253
Non-Interest Bearing Deposits	261,622	273,317	327,659	330,160	344,010	354,701	371,413	382,364
NOW, Money Market & Savings	608,743	619,661	768,447	768,395	781,690	786,225	778,985	766,031
CD's $100,000 and over	114,774	130,260	172,364	170,862	167,170	148,200	147,697	162,925
Other Time Deposits	617,169	613,028	662,988	656,702	654,380	637,909	639,106	650,933
Short-term borrowings	168,436	189,452	252,551	319,388	302,680	339,930	327,824	432,020
Long-term Debt	251,224	256,225	211,663	211,656	242,191	267,195	217,192	116,891
Shareholder's Equity	292,597	299,709	298,605	306,114	304,312	319,342	320,936	332,718

Balance Sheet (Daily Averages)

Assets	$2,330,748	$2,396,788	$2,510,549	$2,770,040	$2,823,664	$2,850,083	$2,888,415	$2,854,076
Earning Assets	2,219,018	2,282,788	2,381,942	2,597,926	2,644,725	2,669,664	2,702,768	2,678,336
Securities	597,891	629,040	611,682	610,455	636,110	646,589	658,505	616,146
Loans, Gross	1,620,521	1,653,663	1,770,260	1,987,472	2,008,616	2,023,006	2,044,174	2,062,191
Deposits	1,598,061	1,624,978	1,711,484	1,919,195	1,916,768	1,921,525	1,927,257	1,925,773
Shareholder's Equity	294,636	299,290	302,809	306,368	310,165	316,613	320,116	328,821

S&T Bancorp, Inc. Consolidated Selected Financial Data December 31, 2003 (Dollars in thousands except per share data)									Page 3 of 3
	2002				2003				Year Ended
	March	June	September	December	March	June	September	December	December	December
Profitability Ratios (annualized)	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	2003	2002

Return on Average Assets	2.00%	1.98%	1.96%	1.85%	1.80%	1.80%	1.82%	1.83%	1.81%	1.94%
Return on Average Shareholder's Equity	15.79%	15.85%	16.27%	16.69%	16.39%	16.18%	16.46%	15.91%	16.23%	16.15%
Yield on Earning Assets (FTE)	6.76%	6.58%	6.44%	6.32%	6.20%	5.96%	5.57%	5.56%	5.82%	6.51%
Cost of Interest Bearing Funds	3.37%	3.18%	2.95%	2.68%	2.49%	2.35%	2.14%	1.95%	2.23%	3.02%
Net Interest Margin (FTE)(4)	4.12%	4.09%	4.13%	4.16%	4.20%	4.08%	3.87%	4.02%	4.04%	4.13%
Efficiency Ratio (FTE)(1)	44.49%	41.03%	42.02%	40.55%	41.59%	41.72%	42.55%	52.26%	44.53%	41.94%

Capitalization Ratios

Dividends Paid to Net Income	55.89%	53.82%	51.48%	49.37%	53.01%	51.65%	49.68%	52.22%
Shareholder's Equity to Assets (Period End)	12.38%	12.35%	10.75%	10.84%	10.66%	10.95%	11.23%	11.47%
Leverage Ratio (2)	11.03%	11.18%	8.87%	8.42%	8.13%	8.50%	8.67%	9.13%
Risk Based Capital - Tier I (3)	12.78%	12.93%	9.77%	9.89%	9.90%	10.11%	10.46%	10.52%
Risk Based Capital - Tier II (3)	14.98%	14.92%	11.45%	11.57%	11.56%	11.90%	12.25%	12.34%

Other Data

Shareholders of Record	3,147	3,127	3,129	3,103	3,106	3,125	3,138	3,149
Number of Banking Offices	40	40	47	46	46	46	46	49

Definitions:

(1) Recurring non-interest expense divided by recurring non-interest income plus net interest income, on a fully taxable equivalent basis.
(2) Equity less goodwill to total assets and allowance for loan losses.
(3) Effective October 1, 1998, banking regulators require financial institutions to include 45% of the pretax net unrealized holding gains on available for sale equity securities in Tier 2 capital.
(4) Net interest income, on a fully taxable equivalent basis, annualized divided by quarter to date average earning assets.